UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2007
Date of Report (Date of earliest event reported)

Reed’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32501	95-4348325
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

13000 South Spring Street, Los Angeles, California 90061
(Address of principal executive offices)
(Zip Code)

(310) 217-9400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On January 26, 2007, Reed’s, Inc.(the “Company”) settled a lawsuit filed by Consac Industries, Inc. (dba Long Life Teas and Long Life Beverages) against the Company and Christopher Reed. The Company paid the amount of $300,000 in connection with the settlement. The complaint filed by Consac had alleged claims for negligence, breach of contract, breach of warranty and breach of express indemnity relating to the Company’s manufacture of “Prism Green Tea Soda” for Consac. Consac’s complaint had sought $2.6 million in damages, plus interest and attorneys’ fees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REED’S, INC.

Dated: February 14, 2007	By: /s/ Christopher J. Reed
Christopher J. Reed
Chief Executive Officer